SERVICE PACKAGE NO. 2655
                                                             AMENDMENT NO. 0


                           GAS TRANSPORTATION AGREEMENT
                        (For Use Under FT-A Rate Schedule)

   THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and CONNECTICUT NATURAL GAS CORP, a CONNECTICUT Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                     ARTICLE I

                                    DEFINITIONS

   1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 1,149 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

   1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                    ARTICLE II

                                  TRANSPORTATION

   Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                    ARTICLE III

                         POINT(S) OF RECEIPT AND DELIVERY

   The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                    ARTICLE IV

   All facilities are in place to render the service provided for in this Agreement.


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                                                     SERVICE PACKAGE NO. 2655
                                                              AMENDMENT NO. 0


                                     ARTICLE V

               QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

   For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                    ARTICLE VI

                     RATES AND CHARGES FOR GAS TRANSPORTATION

   6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

   6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

   6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A,
         (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                    ARTICLE VII

                               BILLINGS AND PAYMENTS

   Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.







                                                     SERVICE PACKAGE NO. 2655
                                                              AMENDMENT NO. 0


                                   ARTICLE VIII

                           GENERAL TERMS AND CONDITIONS

   This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                    ARTICLE IX

                                    REGULATION

   9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

   9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                     ARTICLE X

                       RESPONSIBILITY DURING TRANSPORTATION

   Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                    ARTICLE XI

                                    WARRANTIES

   11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

         (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt






                                                     SERVICE PACKAGE NO. 2655
                                                              AMENDMENT NO. 0


               and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

         (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

   11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                    ARTICLE XII

                                       TERM

   12.1 This Agreement shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 1st day of November, 2000,("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty
         (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

   12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

   12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with






                                                     SERVICE PACKAGE NO. 2655
                                                              AMENDMENT NO. 0


         the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                   ARTICLE XIII

                                      NOTICE

   Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

   TRANSPORTER:      TENNESSEE GAS PIPELINE COMPANY
                     P.O. BOX 2511
                     HOUSTON, TX  77252-2511
                     Attention:  Transportation Marketing

   SHIPPER:

         NOTICES:    CONNECTICUT NATURAL GAS CORP
                     100 COLUMBUS BLVD
                     P. O. BOX 1500
                     HARTFORD, CT  06144
                     Attention: EDNA KARANIAN

         BILLING:    CONNECTICUT NATURAL GAS CORP
                     100 COLUMBUS BLVD
                     HARTFORD, CT  06144
                     Attention: TIM LAPLANT

   or to such other address as either Party shall designate by formal written notice to the other.

                                    ARTICLE XIV

                                    ASSIGNMENTS

   14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III,
         Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.






                                                     SERVICE PACKAGE NO. 2655
                                                             AMENDMENT NO. 0




   14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                    ARTICLE XV

                                   MISCELLANEOUS

   15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

   15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

   15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED(R) 2 System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

   15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.























                                                     SERVICE PACKAGE NO. 2655
                                                              AMENDMENT NO. 0


   IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

   TENNESSEE GAS PIPELINE COMPANY


   BY:  L. C. Kaestner
       --------------------------
       Agent and Attorney-in-Fact

   CONNECTICUT NATURAL GAS CORP


   BY:  Edna M. Karanian
       ---------------------------

   TITLE: Assistant Vice President
         -------------------------

   DATE: March 19, 1996
         -------------------------






























                                                   GAS  TRANSPORTATION  AGREEMENT
                                                 (For Use Under FT-A Rate Schedule)
                                                            EXHIBIT "A"
                                           AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                                      DATED September 1, 1993
                                                              BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                AND
                                                    CONNECTICUT NATURAL GAS CORP

   CONNECTICUT NATURAL GAS CORP
   EFFECTIVE DATE OF AMENDMENT: September 1, 1993
   RATE SCHEDULE: FT-A
   SERVICE PACKAGE:   2655
   SERVICE PACKAGE TQ:  1,149 Dth

   METER  METER NAME                    INTERCONNECT PARTY NAME        COUNTY          ST ZONE R/D LEG METER-TQ MINIMUM PRESSURE
   -----------------------------------------------------------------------------------------------------------------------------
   000807 SAMEDAN-BRAZOS BLK A-52 C                                    OFFSHORE-FEDERA OT  00   R  100    116
   001366 TRANSCONTINENTAL - UTOS EXCHAN                               CAMERON         LA  01   R  800     73
   010173 VALERO-SUN PLANT DEHYD                                       STARR           TX  00   R  100    251
   010570 TRANSCO - SECOND BAYOU DEHYD  TRANSCONTINENTAL GAS PIPE LINE CAMERON         LA  01   R  800    168
   011294 CHEVRON-SOUTH PASS BLK 77 A   CHEVRON USA INC                OFFSHORE-FEDERA OL  01   R  500    285
   011380 VASTAR-MISS CANYON BLK 148 A  VASTAR GAS MARKETING, INC.     OFFSHORE-FEDERA OL  01   R  500     68
   012100 LONE - KATY EXCHANGE          LONE STAR GAS COMPANY          WALLER          TX  00   R  100     35
   012194 SAMEDAN - SOUTH PASS 83A                                     OFFSHORE-FEDERA OL  01   R  500    153
                                                                                 Total Receipt TQ:      1,149

                                                                                                               <<c>
   020072 NATIONAL-LAMONT PA                                           ELK             PA  04   D  300    601      400 LBS
   020069 NATIONAL-MERCER PA            NATIONAL FUEL GAS SUPPLY CORP  MERCER          PA  04   D  200  1,149      400 LBS
   020071 NATIONAL-PETTIS PA            NATIONAL FUEL GAS SUPPLY CORP  CRAWFORD        PA  04   D  200  1,149      400 LBS
   020074 NATIONAL-COUDERSPORT PA                                      POTTER          PA  04   D  300    501      400 LBS
   020075 NATIONAL-WATTSBURG PA         NATIONAL FUEL GAS SUPPLY CORP  ERIE            PA  04   D  200    448      400 LBS
   020200 NATIONAL-UNION CITY PA        NATIONAL FUEL GAS SUPPLY CORP  ERIE            PA  04   D  200    448      200 LBS
   020301 NATIONAL-RUSSELL CITY PA      NATIONAL FUEL GAS SUPPLY CORP  ELK             PA  04   D  300    167      200 LBS
   020314 NATIONAL-COCHRANTON PA        NATIONAL FUEL GAS SUPPLY CORP  CRAWFORD        PA  04   D  200  1,149      400 LBS
   020390 NATIONAL-TOWNVILLE PA         NATIONAL FUEL GAS SUPPLY CORP  CRAWFORD        PA  04   D  200  1,149      400 LBS
   020496 NATIONAL-SHARON PA            NATIONAL FUEL GAS SUPPLY CORP  MERCER          PA  04   D  087  1,149      400 LBS
   020527 NATIONAL-ROSE LAKE PA         NATIONAL FUEL GAS SUPPLY CORP  POTTER          PA  04   D  300    334      400 LBS
   020730 NATIONAL - CRANBERRY SMS      NATIONAL FUEL GAS SUPPLY CORP  VENANGO         PA  04   D  300    601      400 LBS
   020767 NATIONAL - CAMP PERRY SALES   NATIONAL FUEL GAS SUPPLY CORP  MERCER          PA  04   D  200  1,149      400 LBS




   METER  METER NAME               INTERCONNECT PARTY NAME        COUNTY  ST ZONE R/D LEG METER-TQ MINIMUM PRESSURE
   ----------------------------------------------------------------------------------------------------------------
   060001 TGT-HEBRON STORAGE INJ   NATIONAL FUEL GAS SUPPLY CORP  POTTER  PA  04   D  300    501      400 LBS
                                                                    Total Delivery TQ:    10,495
   NUMBER OF RECEIPT POINTS: 8
   NUMBER OF DELIVERY POINTS: 14

   THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS
   CANNOT ON ANY DAY EXCEED 448 DTH.
   020075 NATIONAL-WATTSBURG PA    NATIONAL FUEL GAS SUPPLY CORP  ERIE    PA  04   D  200    448
   020200 NATIONAL-UNION CITY PA   NATIONAL FUEL GAS SUPPLY CORP  ERIE    PA  04   D  200    448
   020301 NATIONAL-RUSSELL CITY PA NATIONAL FUEL GAS SUPPLY CORP  ELK     PA  04   D  300    167

   THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS
   CANNOT ON ANY DAY EXCEED 768 DTH.
   020072 NATIONAL-LAMONT PA                                      ELK     PA  04   D  300    601
   020074 NATIONAL-COUDERSPORT PA                                 POTTER  PA  04   D  300    501
   020301 NATIONAL-RUSSELL CITY PA NATIONAL FUEL GAS SUPPLY CORP  ELK     PA  04   D  300    167
   020527 NATIONAL-ROSE LAKE PA                                   POTTER  PA  04   D  300    334
   020730 NATIONAL-CRANBERRY SMS   NATIONAL FUEL GAS SUPPLY CORP  VENANGO PA  04   D  300    601
   060001 TGT-HEBRON STORAGE INJ   NATIONAL FUEL GAS SUPPLY CORP  POTTER  PA  04   D  300    501

   THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS
   CANNOT ON ANY DAY EXCEED 601 DTH.
   020072 NATIONAL-LAMONT PA                                      ELK     PA  04   D  300    601
   020074 NATIONAL-COUDERSPORT PA                                 POTTER  PA  04   D  300    501
   020527 NATIONAL-ROSE LAKE PA                                   POTTER  PA  04   D  300    334
   020730 NATIONAL-CRANBERRY SMS   NATIONAL FUEL GAS SUPPLY CORP  VENANGO PA  04   D  300    601
   060001 TGT-HEBRON STORAGE INJ   NATIONAL FUEL GAS SUPPLY CORP  POTTER  PA  04   D  300    501

   THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS
   CANNOT ON ANY DAY EXCEED 501 DTH.
   020074 NATIONAL-COUDERSPORT PA                                 POTTER  PA  04   D  300    501
   020527 NATIONAL-ROSE LAKE PA                                   POTTER  PA  04   D  300    334
   060001 TGT-HEBRON STORAGE INJ   NATIONAL FUEL GAS SUPPLY CORP  POTTER  PA  04   D  300    501

   THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS
   CANNOT ON ANY DAY EXCEED 334 DTH.
   020527 NATIONAL-ROSE LAKE PA                                   POTTER  PA  04   D  300    334

   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.